UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2014

Teucrium Commodity Trust
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 Hidden Lake Road, Building A Brattleboro, Vermont 05301
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (802) 257-1617

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), the independent registered public accounting firm for Teucrium Commodity Trust (the “Trust”), the Teucrium Corn Fund, the Teucrium Natural Gas Fund, the Teucrium WTI Crude Oil Fund, the Teucrium Soybean Fund, the Teucrium Sugar Fund, the Teucrium Wheat Fund, and the Teucrium Agricultural Fund (collectively, the “Funds”). As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Trust and the Funds. Concurrent with such resignation, the authorized officers of Teucrium Trading, LLC, the Sponsor of the Trust and the Funds (the “Sponsor”), approved the engagement of KPMG as the new independent registered public accounting firm for the Trust and the Funds. As of the date of this report, KPMG is in the process of its standard client evaluation procedures and has not accepted the engagement.

The audit reports of Rothstein Kass on the financial statements of the Trust and the Funds for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no disagreements between the Trust or the Funds and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused them to make reference thereto in their reports on the financial statements of the Trust or the Funds for such years.

During the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years of the Trust and the Funds ended December 31, 2013 and through the subsequent interim period preceding KPMG’s engagement, the Trust and the Funds did not consult with KPMG on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the financial statements of the Trust or the Funds, and KPMG did not provide either a written report or oral advise to the Trust or the Funds that KPMG concluded was an important factor considered by the Trust and the Funds in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Sponsor of the Trust and the Funds has provided Rothstein Kass a copy of the disclosures in this Form 8-K and has requested that Rothstein Kass furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Trust’s statements herein. A copy of the letter dated July 7, 2014 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Rothstein Kass to the Securities and Exchange Commission dated July 7, 2014.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor
Date: July 7, 2014	By:	/s/ Dale Riker
Name: Dale Riker
Title: Chief Executive Officer